UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Bernzott U.S. Small Cap Value Fund

(Ticker Symbol: BSCVX)

ANNUAL REPORT

May 31, 2018

Bernzott U.S. Small Cap Value Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Supplemental Information	18
Expense Example	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the Bernzott U.S. Small Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.bcafunds.com

Dear Fellow Shareholder:

We are happy to report on the Bernzott U.S. Small Cap Value Fund (BSCVX) for the year ended May 31, 2018. Since the fund’s inception on September 11, 2012, we have aimed to deliver a reasonable return on your investment without taking unreasonable risk. We seek these returns by investing in quality companies trading at a discount to our assessment of fair value. For the twelve months ended May 31, 2018 the fund returned 23.95%, while the benchmark Russell 2000 Value returned 16.35%. Please see the Fund’s complete returns later in this report.

When a mutual fund has performance like we enjoyed last year, the managers would likely be throwing a party to congratulate themselves for a job well done. While we are very proud of the past twelve months, we believe a longer view of results more accurately reflects how we invest. Our investment philosophy focuses on buying high quality companies at the right price, typically a 30-40% discount to our estimated fair value. Our approach emphasizes rigorous research, a disciplined stock selection process, a strong valuation orientation, a concentrated portfolio (25-35 holdings) and a well-defined sell discipline. All of those attributes contributed to our stellar performance, and there was no single event that drove results. A number of portfolio companies were acquired which enhanced performance, but we consider such activity a confirmation of our investment thesis as opposed to a major consideration for purchase. In fact, in periods of great market appreciation, we tend to lag the benchmark because we hold a portfolio of quality names that don’t get caught up in euphoric market momentum. Consequently, our outperformance over the past twelve months is even more notable.

Relative to our benchmark, we remain significantly underweight in several sectors. For instance, the fund has very little in financial stocks, and no exposure to real estate or utilities. These three sectors account for 48% of the index. Attributes that we consider very important to high-quality companies – low capital expenditure requirements, little or no government regulation, reasonable leverage – afflict many of the companies in these sectors that make up a large portion of the benchmark. Our weightings in all sectors are a result of bottom-up analysis of particular companies, not a top-down decision based on interest rates or minimum sector allocations. The ultimate percentage in different sectors (including cash) is a by-product of the current number and quality of investment opportunities that meet our investment strategy.

Despite our agnostic nature toward benchmark sector allocation, we recognize the market often favors certain sectors over others. During the past year, the fund benefited from the performance of the healthcare and industrial sectors, while avoiding the underperformance of the telecom sector. More importantly, the outperformance of the fund was largely due to simple stock picking. The selection effect of the outperformance contributed more than three times that of the allocation effect. In other words, bottom-up stock picking is what drove performance, not a top-down allocation exercise. We believe that speaks loudly to what makes BSCVX successful.

The fund’s month-to-month, quarter-to-quarter and even year-to-year results are not our focus. In any market environment, if you worry about the short-term, the ups and downs of the market can be unnerving. However, if you are a long-term investor, a little volatility is an opportunity, not an obstacle. Our long-term view is likely one of our most important attributes and portfolio turnover remains low relative to our peers.

At the risk of looking like we simply cut-and-paste this next paragraph, this year marks another period with no change in the investment team. The fund is co-managed by Kevin Bernzott, Tom Derse and Scott Larson. This team has remained in place since the fund’s inception in 2012 and they have been together on the Bernzott Capital investment committee for over 11 years. The breadth of experience of the team, from real estate to private equity to public accounting, along with the years of investment experience, gives us a unique perspective when viewing the investment landscape. We understand that continuity of the investment team is an important attribute in any investment vehicle, and we are proud to report no changes. We believe this reflects commitment to the philosophy, consistency of the process, and enthusiasm about the future.

Going forward, we believe we will continue to have opportunities to buy great companies at reasonable prices, despite the significant increase in stock prices over the last twelve months. We do not make predictions on any of the run-of-the-mill points of reference such as oil prices, interest rates, the S&P 500 or GDP growth. However, we estimate such things as the revenue growth rates and margins in our pricing models. We continue to invest significant time and energy in pricing companies that are either currently in the portfolio or we are considering purchasing. We believe there are opportunities for stock pickers who make this investment. And we trust that our discipline and consistency will provide successful returns over the long-run.

We believe the similarities of our annual letters should provide comfort to our investors. Whether or not we significantly outperform our benchmark like this last year does not change how we approach investing. By managing a concentrated fund with relatively few names, we are able to know a lot about a few companies as opposed to very little about a lot of companies. Unlike an index in the small cap value space, we believe valuation and fundamentals still matter. We also continue to believe that over a significant period of time, a portfolio of high quality companies purchased at the right price is the right way to invest. And it is how we will continue to manage BSCVX.

We know there are many options for your investment dollars. We appreciate your investment in BSCVX. We will continue to work hard to earn your loyalty.

Bernzott Capital Advisors

IMPORTANT DISCLOSURES:

The views in this report were those of the Fund’s advisor as of May 31, 2018 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in BSCVX and do not constitute investment advice.

Bernzott U.S. Small Cap Value Fund

FUND PERFORMANCE at May 31, 2018 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of May 31, 2018	1 Year	3 Years	5 Years	Since Inception	Inception Date
Bernzott U.S. Small Cap Value Fund	23.95%	11.05%	11.50%	13.46%	09/11/12
Russell 2000 Value Index	16.35%	11.04%	10.96%	12.76%	09/11/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (877) 998-9880.

Gross and net expense ratios for the Fund were 1.22% and 0.95%, respectively, which were stated in the current prospectus dated October 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until September 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

Bernzott U.S. Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2018

Number of Shares		Value

	Common Stocks – 95.3%
	Consumer Discretionary – 15.4%
161,425	Callaway Golf Co.	$3,057,390
87,425	Cinemark Holdings, Inc.	2,952,342
141,675	Gentex Corp.	3,404,450
125,800	Michaels Cos., Inc.*	2,309,688
		11,723,870
	Financials – 3.3%
76,750	Artisan Partners Asset Management, Inc. - Class A	2,479,025

	Health Care – 9.0%
82,325	Catalent, Inc.*	3,232,080
19,850	Hill-Rom Holdings, Inc.	1,826,200
43,050	Medpace Holdings, Inc.*	1,814,988
		6,873,268
	Industrials – 25.7%
18,875	Clean Harbors, Inc.*	1,000,375
83,000	Douglas Dynamics, Inc.	3,822,150
58,650	Generac Holdings, Inc.*	2,937,778
56,050	Hillenbrand, Inc.	2,614,733
106,400	Mistras Group, Inc.*	2,048,200
41,975	Mobile Mini, Inc.	1,914,060
91,875	SP Plus Corp.*	3,307,500
65,525	TriMas Corp.*	1,874,015
		19,518,811
	Materials – 7.1%
43,925	Compass Minerals International, Inc.	2,872,695
135,500	Owens-Illinois, Inc.*	2,520,300
		5,392,995
	Technology – 34.8%
81,800	Bottomline Technologies, Inc.*	3,890,408
52,100	Cornerstone OnDemand, Inc.*	2,577,908
27,500	EPAM Systems, Inc.*	3,387,450
42,400	ExlService Holdings, Inc.*	2,403,656
172,950	Knowles Corp.*	2,507,775
78,700	Shutterstock, Inc.*	3,729,593
35,770	Synopsys, Inc.*	3,150,264
28,875	Total System Services, Inc.	2,459,861
54,600	Verint Systems, Inc.*	2,304,120
		26,411,035
	Total Common Stocks (Cost $53,757,612)	72,399,004

Bernzott U.S. Small Cap Value Fund

SCHEDULE OF INVESTMENTS – Continued

As of May 31, 2018

Principal Amount		Value

	Short-Term Investments – 4.9%
$3,739,815	UMB Money Market Fiduciary, 0.25% [1]	$3,739,815

	Total Short-Term Investments (Cost $3,739,815)	3,739,815

	Total Investments – 100.2% (Cost $57,497,427)	76,138,819
	Liabilities in Excess of Other Assets – (0.2)%	(148,394)

	Total Net Assets – 100.0%	$75,990,425

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund

SUMMARY OF INVESTMENTS

As of May 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	34.8%
Industrials	25.7%
Consumer Discretionary	15.4%
Health Care	9.0%
Materials	7.1%
Financials	3.3%
Total Common Stocks	95.3%
Short-Term Investments	4.9%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2018

Assets:
Investments, at value (cost $57,497,427)	$76,138,819
Receivables:
Investment securities sold	1,899,595
Dividends and interest	34,003
Prepaid expenses	16,521
Total assets	78,088,938

Liabilities:
Payables:
Investment securities purchased	1,996,405
Advisory fees	34,669
Auditing fees	17,855
Fund administration fees	13,081
Fund accounting fees	12,605
Transfer agent fees and expenses	11,521
Shareholder reporting fees	3,373
Custody fees	2,616
Legal fees	1,810
Chief Compliance Officer fees	1,307
Trustees' deferred compensation (Note 3)	894
Trustees' fees and expenses	249
Accrued other expenses	2,128
Total liabilities	2,098,513

Net Assets	$75,990,425

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$51,662,551
Accumulated net investment income	57,754
Accumulated net realized gain on investments	5,628,728
Net unrealized appreciation on investments	18,641,392
Net Assets	$75,990,425

Shares of beneficial interest issued and outstanding	4,692,641
Offering and redemption price per share	$16.19

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2018

Investment Income:
Dividends	$884,119
Interest	1,779
Total investment income	885,898

Expenses:
Advisory fees	676,225
Fund administration fees	93,396
Fund accounting fees	54,063
Transfer agent fees and expenses	50,586
Legal fees	21,400
Custody fees	19,284
Auditing fees	17,876
Registration fees	16,002
Chief Compliance Officer fees	15,261
Shareholder reporting fees	8,501
Miscellaneous	7,829
Trustees' fees and expenses	6,978
Insurance fees	1,299
Total expenses	988,700
Advisory fees waived	(185,684)
Net expenses	803,016
Net investment income	82,882

Realized and Unrealized Gain:
Net realized gain on:
Investments	9,175,406
Net change in unrealized appreciation/depreciation on:
Investments	9,542,244
Net realized and unrealized gain	18,717,650

Net Increase in Net Assets from Operations	$18,800,532

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$82,882	$177,622
Net realized gain on investments	9,175,406	902,234
Net change in unrealized appreciation/depreciation on investments	9,542,244	8,176,120
Net increase in net assets resulting from operations	18,800,532	9,255,976

Distributions to shareholders:
From net investment income	(105,888)	(242,503)
From net realized gains	(4,369,164)	(481,609)
Total distributions to shareholders	(4,475,052)	(724,112)

Capital Transactions:
Proceeds from shares sold	9,588,357	50,302,015
Reinvestment of distributions	4,067,375	686,180
Cost of shares redeemed[1]	(33,863,991)	(11,605,640)
Net increase (decrease) in net assets from capital transacations	(20,208,259)	39,382,555

Total increase (decrease) in net assets	(5,882,779)	47,914,419

Net Assets:
Beginning of period	81,873,204	33,958,785
End of period	$75,990,425	$81,873,204

Accumulated net investment income	$57,754	$81,007

Capital Share Transactions:
Shares sold	640,647	3,953,228
Shares reinvested	267,239	55,248
Shares redeemed	(2,196,832)	(893,598)
Net increase (decrease) in capital share transactions	(1,288,946)	3,114,878

[1]	Net of redemption fee proceeds of $246 and $17,289, respectively.

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.69	$11.85	$13.03	$13.08	$11.95
Income from Investment Operations:
Net investment income [1]	0.01	0.04	0.07	0.04	0.03
Net realized and unrealized gain (loss) on investments	3.23	1.97	(0.81)	1.50	1.39
Total from investment operations	3.24	2.01	(0.74)	1.54	1.42

Less Distributions:
From net investment income	(0.02)	(0.06)	(0.01)	(0.05)	(0.02)
From net realized gain	(0.72)	(0.11)	(0.43)	(1.54)	(0.27)
Total distributions	(0.74)	(0.17)	(0.44)	(1.59)	(0.29)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$16.19	$13.69	$11.85	$13.03	$13.08

Total return[3]	23.95%	17.07%	(5.63)%	12.43%	11.91%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$75,990	$81,873	$33,959	$25,860	$18,467

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.17%	1.22%	1.52%	1.80%	1.72%
After fees waived and expenses absorbed	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.12)%	0.03%	0.02%	(0.56)%	(0.53)%
After fees waived and expenses absorbed	0.10%	0.30%	0.59%	0.29%	0.24%
Portfolio turnover rate	27%	38%	27%	34%	49%

[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

Note 1 – Organization

Bernzott U.S. Small Cap Value Fund (the ‘‘Fund’’) is organized as a diversified series of Investment Manager Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide capital appreciation. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on September 11, 2012.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Bernzott U.S. Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended May 31, 2015-2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Bernzott Capital Advisors (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.80% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until September 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended May 31, 2018, the Advisor waived a portion of its advisory fees totaling $185,684. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At May 31, 2018, the amount of these potentially recoverable expenses was $514,539. The Advisor may recapture all or a portion of this amount no later than May 31, of the years stated below:

Bernzott U.S. Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

2019	$170,296
2020	158,559
2021	185,684
Total	$514,539

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended May 31, 2018, the Fund’s allocated fees accrued for non-interested Trustees are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2018 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At May 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$58,522,105

Gross unrealized appreciation	$19,487,567
Gross unrealized depreciation	(1,870,853)

Net unrealized appreciation on investments	$17,616,714

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Bernzott U.S. Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 248	$ (247)	$ (1)

As of May 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,157,650
Undistributed long-term capital gains	5,553,510
Distributable earnings	6,711,160

Accumulated capital and other losses	-
Unrealized appreciation on investments	17,616,714
Total accumulated earnings	$24,327,874

The tax character of the distribution paid during the fiscal years ended May 31, 2018, and May 31, 2017 were as follows:

Distributions paid from:	2018	2017
Ordinary income	$1,295,590	$242,503
Net long-term capital gains	3,179,462	481,609
Total distributions paid	$4,475,052	$724,112

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended May 31, 2018 and the year ended May 31, 2017, the Fund received $246 and $17,289, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended May 31, 2018, purchases and sales of investments, excluding short-term investments, were $21,518,044 and $44,654,123, respectively.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$72,399,004	$-	$-	$72,399,004
Short-Term Investments	3,739,815	-	-	3,739,815
Total Investments	$76,138,819	$-	$-	$76,138,819

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Bernzott U.S. Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

Note 9 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Bernzott U.S. Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Bernzott U.S. Small Cap Value Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Investment Managers Series Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
July 30, 2018

Bernzott U.S. Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the period ended May 31, 2018, 54.09% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the period ended May 31, 2018, 54.09% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation

For the period ended May 31, 2018, the Fund designates $3,179,462 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 988-9880. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	1	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

Bernzott U.S. Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	1	None.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	1	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A

Bernzott U.S. Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Bernzott U.S. Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on December 5-6, 2017, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Bernzott Capital Advisors (the “Investment Advisor”) with respect to the Bernzott U.S. Small Cap Value Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Russell 2000 Value Index, the Russell 2500 Value Index, and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Small Blend fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended September 30, 2017; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s total return for the one-year period was above the Russell 2500 Value Index return, the Russell 2000 Value Index return, and the Peer Group and Small Blend Fund Universe median returns. The Fund’s annualized total return for the three-year period was above the Russell 2500 Value Index return and the Peer Group and Fund Universe median returns, but below the Russell 2000 Value Index return by 1.33%. The annualized total return for the Fund for the five-year period was below the Russell 2500 Value Index return by 0.06%, the Fund Universe median return by 0.07%, the Russell 2000 Value Index return by 0.08%, and the Peer Group median return by 0.22%. The Trustees considered the Investment Advisor’s assertion that the performance of the Fund’s quality-oriented portfolio tends to lag during large market increases, but that the Fund has a lower risk profile than many of the funds in the Peer Group, as measured by the Fund’s standard deviation, beta, and downside capture.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Bernzott U.S. Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Fund’s advisory fee is lower than the advisory fees that the Investment Advisor charges institutional clients and private clients to manage separate accounts with similar objectives and policies as the Fund. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median and Fund Universe median.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended September 30, 2017, noting that the Investment Advisor had waived a significant portion of its advisory fee. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Bernzott U.S. Small Cap Value Fund

EXPENSE EXAMPLE

For the Six Months Ended May 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 to May 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/17	Ending Account Value 5/31/18	Expense Paid During Period 12/1/17 – 5/31/18*
Actual Performance	$1,000.00	$1,051.40	$4.86
Hypothetical (5% annual return before expenses)	1,000.00	1,020.19	4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Bernzott U.S. Small Cap Value Fund

A series of Investment Managers Series Trust

Investment Advisor

Bernzott Capital Advisors

888 West Ventura Blvd., Suite B

Camarillo, California 93010

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Bernzott U.S. Small Cap Value Fund	BSCVX	461418 220

Privacy Principles of the Bernzott U.S. Small Cap Value Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Bernzott U.S. Small Cap Value Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 998-9880, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 998-9880, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (877) 998-9880. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (877) 998-9880.

Bernzott U.S. Small Cap Value Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 998-9880

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-998-9880

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 05/31/2018	FYE 05/31/2017
Audit Fees	$ 15,450	$ 14,950
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 05/31/2018	FYE 05/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 05/31/2018	FYE 05/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	8/9/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	8/9/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	8/9/2018